UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2016

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5757 North Green Bay Avenue Milwaukee, Wisconsin	53209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  414-524-1200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events

On August 31, 2016, Johnson Controls, Inc. (the “Company”) issued a press release announcing the preliminary results of the elections made by the Company’s shareholders as to the form of merger consideration they elect to receive in connection with the previously announced merger of the Company and Tyco International plc (“Tyco”) pursuant to the Agreement and Plan of Merger, dated as of January 24, 2016, as amended by Amendment No. 1, dated as of July 1, 2016, by and among the Company, Tyco and certain other parties named therein, including Jagara Merger Sub LLC.

The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release, dated August 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

Date: August 31, 2016		/s/Brian J. Cadwallader
	Name:	Brian J. Cadwallader
	Title:	Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 31, 2016.